Supplement Dated September 15, 2014
To The Prospectus Dated April 28, 2014 For

RETIREMENT LATITUDES®
Issued By JACKSON NATIONAL LIFE INSURANCE COMPANY®
Through JACKSON NATIONAL SEPARATE ACCOUNT – I

This supplement updates the above-referenced prospectus. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of a prospectus, please contact us at our Annuity Service Center, P.O. Box 30314, Lansing, Michigan, 48909-7814; 1-800-644-4565; www.jackson.com.

Effective September 15, 2014, the Income Stream Level 1, Income Stream Level 2 and Income Stream Level 3 GAWA% Tables under LifeGuard Freedom 6 Net and LifeGuard Freedom Flex Guaranteed Minimum Withdrawal Benefits (GMWBs) are not available for election at issue by new purchasers, or by existing Contract owners on their Contract Anniversary.

Also effective September 15, 2014, the Income Stream Level 1 and Income Stream Level 2 GAWA% Tables under LifeGuard Freedom 6 Net with Joint Option and LifeGuard Freedom Flex with Joint Option GMWBs are not available for election at issue by new purchasers, or by existing Contract owners on their Contract Anniversary.

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(To be used with VC5995 04/14 and JMV5765 04/14)

JMV13721 09/14